SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

IES Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Short Term Incentive Plan

On February 28, 2019, the Board of Directors (the “Board”) of IES Holdings, Inc. (the “Company”) adopted the Company’s Short-Term Incentive Plan (“STIP”). The STIP is substantially similar to the Company’s Annual Incentive Plan for fiscal year 2019, as described in the Company’s Proxy Statement for the Company’s 2019 annual meeting of stockholders, as filed with the Securities and Exchange Commission on December 27, 2018. The STIP provides for an annual STIP award to participants that shall be made in cash, equity or a combination thereof, and is based, in part, on Company performance relative to predetermined measures of Company financial performance and, in part, on individual performance relative to predetermined individual performance objectives, with each component vesting at predetermined payout percentages based on actual performance relative to the threshold, target and maximum performance standards for such component. If actual performance falls below threshold performance, then 0% of such component of the award shall vest.

A copy of the STIP is attached as Exhibit 10.1 hereto, and the foregoing description of the STIP is qualified in its entirety by reference thereto.

Long-Term Incentive Plan

On February 28, 2019, the Board also adopted the Company’s Long-Term Incentive Plan Annual Grant Program (the “LTIP”), subject to the terms and conditions of the Company’s Amended and Restated 2006 Equity Incentive Plan (the “Plan”). The LTIP provides for an annual grant of restricted stock to participants, with 75% of each grant (the “Performance Stock”) vesting based on actual Company performance relative to predetermined cumulative measures of Company financial performance during the three fiscal years commencing with the year of grant (the “Performance Period”) and 25% of each grant vesting based on continued service through the scheduled vesting date. The Performance Stock shall vest (i) at predetermined vesting percentages if actual Company performance is equal to the threshold, target and maximum performance measures for such Performance Period, (ii) based on linear interpolation if actual Company performance is between these measures, and (iii) at 0% if actual Company performance is below the threshold performance measure.

A copy of the LTIP is attached as Exhibit 10.2 hereto, and the foregoing description of the LTIP is qualified in its entirety by reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	IES Holdings, Inc. Short-Term Incentive Plan

10.2	IES Holdings, Inc. Long-Term Incentive Plan Annual Grant Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date: March 5, 2019	/s/ Gail D. Makode
Gail D. Makode
Senior Vice President and General Counsel